Prospectus Supplement

John Hancock Funds II

Multimanager Lifestyle Portfolios (the funds)

Supplement dated December 15, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

As of January 1, 2023 (the Effective Date), Geoffrey Kelley, CFA and David Kobuszewski, CFA will be added as portfolio managers of the funds. As of the Effective Date, Geoffrey Kelley, CFA, David Kobuszewski, CFA, Nathan W. Thooft, CFA and Robert E. Sykes, CFA will be jointly and primarily responsible for the day-to-day management of the funds’ portfolios.

Accordingly, as of the Effective Date, the following amends and supplements each fund’s portfolio manager information under the heading “Portfolio management” in the “Fund summary” section of the Prospectus for each fund:

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed the fund since 2023	David Kobuszewski, CFA Managing Director, Portfolio Manager and Senior Investment Analyst, Multi-Asset Solutions Team Managed the fund since 2023

Additionally, as of the Effective Date, the following will be added to the portfolio manager information in the “Fund details” section of the Prospectus under the heading “Who’s who – Subadvisor”:

Geoffrey Kelley, CFA

•	Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team
•	Portfolio Manager of the funds since 2023
•	Joined Manulife IM (US) in 2018
•	Began business career in 1995

David Kobuszewski, CFA

•	Managing Director, Portfolio Manager and Senior Investment Analyst, Multi-Asset Solutions Team
•	Portfolio Manager of the funds since 2023
•	Joined Manulife IM (US) in 2018
•	Began business career in 2000

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

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